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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

Each director and/or officer of DSW Inc. (the "Corporation") whose signature appears below hereby appoints Peter Z. Horvath, Douglas J. Probst, and William
L. Jordan as the undersigned's attorney or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended January 28, 2006, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

      IN WITNESS WHEREOF, we have hereunto set our hands effective as of the 10th day of April, 2006.

Signature                        Title

/s/ Jay L. Schottenstein         Chairman and Chief Executive Officer
-------------------------------  (Principal Executive Officer)
Jay L. Schottenstein

/s/ Douglas J. Probst            Executive Vice President, Chief Financial
-------------------------------  Officer, and Treasurer
Douglas J. Probst                (Principal Financial and Accounting Officer)

/s/ Carolee Friedlander          Director
-------------------------------
Carolee Friedlander

/s/ Philip B. Miller             Director
-------------------------------
Philip B. Miller

/s/ James D. Robbins             Director
-------------------------------
James D. Robbins

/s/ Harvey L. Sonnenberg         Director
-------------------------------
Harvey L. Sonnenberg

/s/ Allan J. Tanenbaum           Director
-------------------------------
Allan J. Tanenbaum

/s/ Heywood Wilansky             Director
-------------------------------
Heywood Wilansky